                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-4

                                                  Distribution Date:  8/15/2003


Section 5.2 - Supplement                                       Class A         Class B       Collateral               Total
-----------------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                                  0.00           0.00            0.00                    0.00

(ii)    Monthly Interest Distributed                           1,491,127.56     146,361.65      223,702.16            1,861,191.36
        Deficiency Amounts                                             0.00           0.00                                    0.00
        Additional Interest                                            0.00           0.00                                    0.00
        Accrued and Unpaid Interest                                                                   0.00                    0.00

(iii)   Collections of Principal Receivables                 230,455,437.29  19,204,510.03   24,691,763.74          274,351,711.06

(iv)    Collections of Finance Charge Receivables             17,972,811.02   1,497,725.69    1,925,666.88           21,396,203.59

(v)     Aggregate Amount of Principal Receivables                                                                32,894,670,104.18

                                       Investor Interest   1,400,000,000.00 116,666,000.00  150,000,666.67        1,666,666,666.67
                                       Adjusted Interest   1,400,000,000.00 116,666,000.00  150,000,666.67        1,666,666,666.67

                                                  Series
        Floating Investor Percentage                 5.07%           84.00%          7.00%           9.00%                 100.00%
        Fixed Investor Percentage                    5.07%           84.00%          7.00%           9.00%                 100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                      95.68%
               30 to 59 days                                                                                                 1.35%
               60 to 89 days                                                                                                 1.00%
               90 or more days                                                                                               1.97%
                                                                                                                -------------------
                                                Total Receivables                                                          100.00%

(vii)   Investor Default Amount                                7,347,741.01     612,308.25      787,261.46            8,747,310.73

(viii)  Investor Charge-Offs                                           0.00           0.00            0.00                    0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                     0.00           0.00            0.00

(x)     Net Servicing Fee                                      1,166,666.67      97,221.67      125,000.56            1,388,888.89

(xi)    Portfolio Yield (Net of Defaulted Receivables) *                                                                     8.82%

(xii)   Reallocated Monthly Principal                                                 0.00            0.00                    0.00

(xiii)  Closing Investor Interest (Class A Adjusted)       1,400,000,000.00 116,666,000.00  150,000,666.67        1,666,666,666.67

(xiv)   LIBOR                                                                                                             1.10688%

(xv)    Principal Funding Account Balance                                                                                     0.00

(xvii)  Accumulation Shortfall                                                                                                0.00

(xviii) Principal Funding Investment Proceeds                                                                                 0.00

(xx) Principal Investment Funding Shortfall                                                                                   0.00

(xxi)  Available Funds                                        16,806,144.35   1,400,504.03    1,800,666.33           20,007,314.70

(xxii) Certificate Rate                                            1.23688%       1.45688%        1.73188%

-----------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.


    By:
            ---------------------------------
    Name:   Patricia M. Garvey
    Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1997-1

                                                   Distribution Date: 8/15/2003


Section 5.2 - Supplement                                     Class A         Class B         Collateral              Total
---------------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                               0.00             0.00             0.00                   0.00

(ii)    Monthly Interest Distributed                        1,185,243.67       115,274.53       186,407.56           1,486,925.76
        Deficiency Amounts                                          0.00             0.00                                    0.00
        Additional Interest                                         0.00             0.00                                    0.00
        Accrued and Unpaid Interest                                                                   0.00                   0.00

(iii)   Collections of Principal Receivables              189,302,680.63    15,775,168.52    20,282,484.93         225,360,334.08

(iv)    Collections of Finance Charge Receivables          14,763,380.48     1,230,277.43     1,581,795.04          17,575,452.95

(v)     Aggregate Amount of Principal Receivables                                                               32,894,670,104.18

                                     Investor Interest  1,150,000,000.00    95,833,000.00   123,214,619.00       1,369,047,619.00
                                     Adjusted Interest  1,150,000,000.00    95,833,000.00   123,214,619.00       1,369,047,619.00

                                                 Series
        Floating Investor Percentage               4.16%          84.00%            7.00%            9.00%                100.00%
        Fixed Investor Percentage                  4.16%          84.00%            7.00%            9.00%                100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                     95.68%
               30 to 59 days                                                                                                1.35%
               60 to 89 days                                                                                                1.00%
               90 or more days                                                                                              1.97%
                                                                                                               -------------------
                                                Total Receivables                                                         100.00%

(vii)   Investor Default Amount                             6,035,644.40       502,968.62       646,677.94           7,185,290.95

(viii)  Investor Charge-Offs                                        0.00             0.00             0.00                   0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                  0.00             0.00             0.00

(x)     Net Servicing Fee                                     958,333.33        79,860.83       102,678.85           1,140,873.02

(xi)    Portfolio Yield (Net of Defaulted Receivables) *                                                                    8.82%

(xii)   Reallocated Monthly Principal                                                0.00             0.00                   0.00

(xiii)  Closing Investor Interest (Class A Adjusted)    1,150,000,000.00    95,833,000.00   123,214,619.00       1,369,047,619.00

(xiv)   LIBOR                                                                                                            1.10688%

(xv)    Principal Funding Account Balance                                                                                    0.00

(xvii)  Accumulation Shortfall                                                                                               0.00

(xviii) Principal Funding Investment Proceeds                                                                                0.00

(xx)    Principal Investment Funding Shortfall                                                                               0.00

(xxi)   Available Funds                                    13,805,047.15     1,150,416.59     1,479,116.20          16,434,579.94

(xxii)  Certificate Rate                                        1.19688%         1.39688%         1.75688%

----------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.


    By:
        ---------------------------------
    Name: Patricia M. Garvey
    Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1998-5

                                                  Distribution Date:  8/15/2003
                                                        Period Type:  Revolving


Section 5.2 - Supplement                                  Class A        Class B      Collateral             Total
---------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                             0.00           0.00           0.00                   0.00

(ii)    Monthly Interest Distributed                        709,100.89      68,419.60     113,107.79             890,628.28
        Deficiency Amounts                                        0.00           0.00                                  0.00
        Additional Interest                                       0.00           0.00                                  0.00
        Accrued and Unpaid Interest                                                             0.00                   0.00

(iii)   Collections of Principal Receivables            106,997,167.31   8,916,320.87  11,464,091.98         127,377,580.17

(iv)    Collections of Finance Charge Receivables         8,344,519.40     695,368.06     894,064.21           9,933,951.67

(v)     Aggregate Amount of Principal Receivables                                                         32,894,670,104.18

                                     Investor Interest  650,000,000.00  54,166,000.00  69,643,524.00         773,809,524.00
                                     Adjusted Interest  650,000,000.00  54,166,000.00  69,643,524.00         773,809,524.00

                                             Series
        Floating Investor Percentage             2.35%          84.00%          7.00%          9.00%               100.00%
        Fixed Investor Percentage                2.35%          84.00%          7.00%          9.00%               100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
               Current                                                                                              95.68%
               30 to 59 days                                                                                         1.35%
               60 to 89 days                                                                                         1.00%
               90 or more days                                                                                       1.97%
                                                                                                        -------------------
                                          Total Receivables                                                        100.00%

(vii)   Investor Default Amount                          3,411,451.18     284,284.10      365,516.13          4,061,251.41

(viii)  Investor Charge-Offs                                     0.00           0.00            0.00                  0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions               0.00           0.00            0.00

(x)     Net Servicing Fee                                  541,666.67      45,138.33       58,036.27            644,841.27

(xi)    Portfolio Yield (Net of Defaulted Receivables) *                                                             8.82%

(xii)   Reallocated Monthly Principal                                           0.00            0.00                  0.00

(xiii)  Closing Investor Interest (Class A Adjusted)   650,000,000.00  54,166,000.00   69,643,524.00        773,809,524.00

(xiv)   LIBOR                                                                                                     1.10688%

(xv)    Principal Funding Account Balance                                                                             0.00

(xvii)  Accumulation Shortfall                                                                                        0.00

(xviii) Principal Funding Investment Proceeds                                                                         0.00

(xx)    Principal Investment Funding Shortfall                                                                        0.00

(xxi)   Available Funds                                  7,805,204.58     650,229.72      836,027.94          9,291,462.25

(xxii)  Certificate Rate                                     1.26688%       1.46688%        1.95688%

--------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.


    By:
           ----------------------------------------
    Name:  Patricia M. Garvey
    Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1999-1

                                                   Distriution Date:  8/15/2003
                                                        Period Type:  Revolving


Section 5.2 - Supplement                                  Class A        Class B      Collateral             Total
--------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                             0.00           0.00          0.00                   0.00

(ii)   Monthly Interest Distributed                        818,193.33      80,561.25    152,708.21           1,051,462.80
       Deficiency Amounts                                        0.00           0.00                                 0.00
       Additional Interest                                       0.00           0.00                                 0.00
       Accrued and Unpaid Interest                                                            0.00                   0.00

(iii)  Collections of Principal Receivables            123,458,269.98  10,288,189.16 13,227,671.81         146,974,130.95

(iv)   Collections of Finance Charge Receivables         9,628,291.62     802,357.63  1,031,602.68          11,462,251.93

(v)    Aggregate Amount of Principal Receivables                                                        32,894,670,104.18

                                    Investor Interest  750,000,000.00  62,500,000.00 80,357,143.00         892,857,143.00
                                    Adjusted Interest  750,000,000.00  62,500,000.00 80,357,143.00         892,857,143.00

                                             Series
        Floating Investor Percentage             2.71%         84.00%          7.00%         9.00%                100.00%
        Fixed Investor Percentage                2.71%         84.00%          7.00%         9.00%                100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
               Current                                                                                             95.68%
               30 to 59 days                                                                                        1.35%
               60 to 89 days                                                                                        1.00%
               90 or more days                                                                                      1.97%
                                                                                                       -------------------
                                          Total Receivables                                                       100.00%

(vii)   Investor Default Amount                          3,936,289.83     328,024.15    421,745.34           4,686,059.32

(viii)  Investor Charge-Offs                                     0.00           0.00          0.00                   0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions               0.00           0.00          0.00

(x)     Net Servicing Fee                                  625,000.00      52,083.33     66,964.29             744,047.62

(xi)    Portfolio Yield (Net of Defaulted Receivables) *                                                            8.82%

(xii)   Reallocated Monthly Principal                                           0.00          0.00                   0.00

(xiii)  Closing Investor Interest (Class A Adjusted)   750,000,000.00  62,500,000.00 80,357,143.00         892,857,143.00

(xiv)   LIBOR                                                                                                    1.10688%

(xv)    Principal Funding Account Balance                                                                            0.00

(xvii)  Accumulation Shortfall                                                                                       0.00

(xviii) Principal Funding Investment Proceeds                                                                        0.00

(xx)    Principal Investment Funding Shortfall                                                                       0.00

(xxi)   Available Funds                                  9,003,291.62     750,274.30    964,638.39          10,718,204.31

(xxii)  Certificate Rate                                     1.26688%       1.49688%      2.30688%

--------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.


    By:
            ----------------------------------------
    Name:   Patricia M. Garvey
    Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1999-3

                                                  Distribution Date:  8/15/2003
                                                        Period Type:  Revolving

Section 5.2 - Supplement                                                                                     Total
--------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                             0.00                                                0.00

(ii)    Monthly Interest Distributed
        Class A Note Interest Requirement                 4,717,500.00
        Class B Note Interest Requirement                   279,708.54
        Net Class C Note Interest Requirement                91,795.54                                        5,089,004.08

(iii)   Collections of Principal Receivables                                                                158,999,436.74

(iv)    Collections of Finance Charge Receivables                                                            12,400,084.21

(v)     Aggregate Amount of Principal Receivables                                                        32,894,670,104.18

                        Investor Interest                                                                   965,910,000.00
                        Adjusted Interest                                                                   965,910,000.00


        Floating Investor Percentage                                                                                 2.94%
        Fixed Investor Percentage                                                                                    2.94%

(vi)    Receivables Delinquent (As % of Total Receivables)
               Current                                                                                              95.68%
               30 to 59 days                                                                                         1.35%
               60 to 89 days                                                                                         1.00%
               90 or more days                                                                                       1.97%
                                                                                                        -------------------
                                           Total Receivables                                                       100.00%

(vii)   Investor Default Amount                                                                               5,069,468.94

(viii)  Investor Charge-Offs                                                                                          0.00

(ix)    Reimbursed Investor Charge-Offs                                                                               0.00

(x)     Net Servicing Fee                                                                                       804,925.00

(xi)    Portfolio Yield (Net of Defaulted Receivables) *                                                             8.82%

(xii)   Portfolio Supplemented Yield                                                                                10.29%

(xiii)  Reallocated Monthly Principal                                                                                 0.00

(xiv)   Accumulation Shortfall                                                                                        0.00

(xv)    Principal Funding Investment Proceeds                                                                         0.00

(xvi)   Principal Funding Investment Shortfall                                                                        0.00

(xvii)  Available Investor Finance Charge Collections                                                        11,595,159.21

(xviii) Note Rate                         Class A            6.66000%
                                          Class B            6.95000%
                                          Class C            2.05688%


--------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

    By:
            ----------------------------------------
    Name:   Patricia M. Garvey
    Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2000-1

                                                 Distribution Date:  8/15/2003
                                                        Period Type:  Revolving

Section 5.2 - Supplement                                                                                      Total
---------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                               0.00                                               0.00

(ii)    Monthly Interest Distributed
        Class A Note Interest Requirement                     824,651.67
        Class B Note Interest Requirement                      78,408.47
        Net Class C Note Interest Requirement                 120,643.73                                       1,023,703.87

(iii)   Collections of Principal Receivables                                                                 146,974,107.41

(iv)    Collections of Finance Charge Receivables                                                             11,462,250.09

(v)     Aggregate Amount of Principal Receivables                                                         32,894,670,104.18

                         Investor Interest                                                                   892,857,000.00
                         Adjusted Interest                                                                   892,857,000.00


        Floating Investor Percentage                                                                                  2.71%
        Fixed Investor Percentage                                                                                     2.71%

(vi)    Receivables Delinquent (As % of Total Receivables)
                Current                                                                                              95.68%
                30 to 59 days                                                                                         1.35%
                60 to 89 days                                                                                         1.00%
                90 or more days                                                                                       1.97%
                                                                                                         ------------------
                                           Total Receivables                                                        100.00%

(vii)   Investor Default Amount                                                                                4,686,058.57

(viii)  Investor Charge-Offs                                                                                           0.00

(ix)    Reimbursed Investor Charge-Offs                                                                                0.00

(x)     Net Servicing Fee                                                                                        744,047.50

(xi)    Portfolio Yield (Net of Defaulted Receivables) *                                                              8.82%

(xii)   Reallocated Monthly Principal                                                                                  0.00

(xiii)  Accumulation Shortfall                                                                                         0.00

(xiv)   Principal Funding Investment Proceeds                                                                          0.00

(xv)    Principal Funding Investment Shortfall                                                                         0.00

(xvi)   Available Investor Finance Charge Collections                                                         10,718,202.59

(xxii)  Note Rate                         Class A              1.27688%
                                          Class B              1.45688%
                                          Class C              1.83688%



---------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

   By:
           ----------------------------------------
   Name:   Patricia M. Garvey
   Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2000-3

                                                  Distribution Date:  8/15/2003
                                                        Period Type:  Revolving


Section 5.2 - Supplement                                                                                      Total
---------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                               0.00                                               0.00

(ii)    Monthly Interest Distributed
        Class A Note Interest Requirement                     798,818.33
        Class B Note Interest Requirement                      78,408.47
        Net Class C Note Interest Requirement                 118,567.83                                         995,794.64

(iii)   Collections of Principal Receivables                                                                 146,974,107.41

(iv)    Collections of Finance Charge Receivables                                                             11,462,250.09

(v)     Aggregate Amount of Principal Receivables                                                         32,894,670,104.18

                         Investor Interest                                                                   892,857,000.00
                         Adjusted Interest                                                                   892,857,000.00


        Floating Investor Percentage                                                                                  2.71%
        Fixed Investor Percentage                                                                                     2.71%

(vi)    Receivables Delinquent (As % of Total Receivables)
                Current                                                                                              95.68%
                30 to 59 days                                                                                         1.35%
                60 to 89 days                                                                                         1.00%
                90 or more days                                                                                       1.97%
                                                                                                        -------------------
                                           Total Receivables                                                        100.00%

(vii)   Investor Default Amount                                                                                4,686,058.57

(viii)  Investor Charge-Offs                                                                                           0.00

(ix)    Reimbursed Investor Charge-Offs                                                                                0.00

(x)     Net Servicing Fee                                                                                        744,047.50

(xi)    Portfolio Yield (Net of Defaulted Receivables) *                                                              8.82%

(xii)   Reallocated Monthly Principal                                                                                  0.00

(xiii)  Accumulation Shortfall                                                                                         0.00

(xiv)   Principal Funding Investment Proceeds                                                                          0.00

(xv)    Principal Funding Investment Shortfall                                                                         0.00

(xvi)   Available Investor Finance Charge Collections                                                         10,718,202.59

(xxii)  Note Rate                         Class A              1.23688%
                                          Class B              1.45688%
                                          Class C              1.80688%


---------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

    By:
            ----------------------------------------
    Name:   Patricia M. Garvey
    Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2001-1

                                                  Distribution Date:  8/15/2003
                                                        Period Type:  Revolving

Section 5.2 - Supplement                                                                                      Total
---------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                               0.00                                               0.00

(ii)    Monthly Interest Distributed
        Class A Note Interest Requirement                     766,623.39
        Class B Note Interest Requirement                      77,206.67
        Net Class C Note Interest Requirement                 122,758.01                                         966,588.07

(iii)   Collections of Principal Receivables                                                                 139,919,372.64

(iv)    Collections of Finance Charge Receivables                                                             10,912,063.83

(v)     Aggregate Amount of Principal Receivables                                                         32,894,670,104.18

                         Investor Interest                                                                   850,000,000.00
                         Adjusted Interest                                                                   850,000,000.00


        Floating Investor Percentage                                                                                  2.58%
        Fixed Investor Percentage                                                                                     2.58%

(vi)    Receivables Delinquent (As % of Total Receivables)
                Current                                                                                              95.68%
                30 to 59 days                                                                                         1.35%
                60 to 89 days                                                                                         1.00%
                90 or more days                                                                                       1.97%
                                                                                                        -------------------
                                           Total Receivables                                                        100.00%

(vii)   Investor Default Amount                                                                                4,461,128.47

(viii)  Investor Charge-Offs                                                                                           0.00

(ix)    Reimbursed Investor Charge-Offs                                                                                0.00

(x)     Net Servicing Fee                                                                                        708,333.33

(xi)    Portfolio Yield (Net of Defaulted Receivables) *                                                              8.82%

(xii)   Reallocated Monthly Principal                                                                                  0.00

(xiii)  Accumulation Shortfall                                                                                         0.00

(xiv)   Principal Funding Investment Proceeds                                                                          0.00

(xv)    Principal Funding Investment Shortfall                                                                         0.00

(xvi)   Available Investor Finance Charge Collections                                                         10,203,730.50

(xxii)  Note Rate                         Class A              1.24688%
                                          Class B              1.50688%
                                          Class C              1.95688%


---------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

    By:
            ----------------------------------------
    Name:   Patricia M. Garvey
    Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2001-2

                                                  Distribution Date:  8/15/2003
                                                        Period Type:  Revolving

Section 5.2 - Supplement                                                                                      Total
---------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                               0.00                                               0.00

(ii)    Monthly Interest Distributed
        Class A Note Interest Requirement                     528,240.00
        Class B Note Interest Requirement                      52,630.27
        Net Class C Note Interest Requirement                  88,272.53                                         669,142.80

(iii)   Collections of Principal Receivables                                                                  97,982,738.27

(iv)    Collections of Finance Charge Receivables                                                              7,641,500.06

(v)     Aggregate Amount of Principal Receivables                                                         32,894,670,104.18

                         Investor Interest                                                                   595,238,000.00
                         Adjusted Interest                                                                   595,238,000.00


        Floating Investor Percentage                                                                                  1.81%
        Fixed Investor Percentage                                                                                     1.81%

(vi)    Receivables Delinquent (As % of Total Receivables)
                Current                                                                                              95.68%
                30 to 59 days                                                                                         1.35%
                60 to 89 days                                                                                         1.00%
                90 or more days                                                                                       1.97%
                                                                                                        -------------------
                                           Total Receivables                                                        100.00%

(vii)   Investor Default Amount                                                                                3,124,039.05

(viii)  Investor Charge-Offs                                                                                           0.00

(ix)    Reimbursed Investor Charge-Offs                                                                                0.00

(x)     Net Servicing Fee                                                                                        496,031.67

(xi)    Portfolio Yield (Net of Defaulted Receivables) *                                                              8.82%

(xii)   Reallocated Monthly Principal                                                                                  0.00

(xiii)  Accumulation Shortfall                                                                                         0.00

(xiv)   Principal Funding Investment Proceeds                                                                          0.00

(xv)    Principal Funding Investment Shortfall                                                                         0.00

(xvi)   Available Investor Finance Charge Collections                                                          7,145,468.39

(xxii)  Note Rate                         Class A              1.22688%
                                          Class B              1.46688%
                                          Class C              2.00688%


---------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

    By:
            ----------------------------------------
    Name:   Patricia M. Garvey
    Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2001-3

                                                  Distribution Date:  8/15/2003
                                                        Period Type:  Revolving

Section 5.2 - Supplement                                                                                             Total
----------------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                                     0.00                                                0.00

(ii)    Monthly Interest Distributed
        Class A Note Interest Requirement                           760,068.33
        Class B Note Interest Requirement                            77,870.28
        Net Class C Note Interest Requirement                       128,947.28                                          966,885.89

(iii)   Collections of Principal Receivables                                                                        146,974,107.41

(iv)    Collections of Finance Charge Receivables                                                                    11,462,250.09

(v)     Aggregate Amount of Principal Receivables                                                                32,894,670,104.18

                               Investor Interest                                                                    892,857,000.00
                               Adjusted Interest                                                                    892,857,000.00


        Floating Investor Percentage                                                                                         2.71%
        Fixed Investor Percentage                                                                                            2.71%

(vi)    Receivables Delinquent (As % of Total Receivables)
                Current                                                                                                     95.68%
                30 to 59 days                                                                                                1.35%
                60 to 89 days                                                                                                1.00%
                90 or more days                                                                                              1.97%
                                                                                                               -------------------
                                                 Total Receivables                                                         100.00%

(vii)   Investor Default Amount                                                                                       4,686,058.57

(viii)  Investor Charge-Offs                                                                                                  0.00

(ix)    Reimbursed Investor Charge-Offs                                                                                       0.00

(x)     Net Servicing Fee                                                                                               744,047.50

(xi)    Portfolio Yield (Net of Defaulted Receivables) *                                                                     8.82%

(xii)   Reallocated Monthly Principal                                                                                         0.00

(xiii)  Accumulation Shortfall                                                                                                0.00

(xiv)   Principal Funding Investment Proceeds                                                                                 0.00

(xv)    Principal Funding Investment Shortfall                                                                                0.00

(xvi)   Available Investor Finance Charge Collections                                                                10,718,202.59

(xxii)  Note Rate                               Class A              1.17688%
                                                Class B              1.44688%
                                                Class C              1.95688%


----------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

    By:
            ----------------------------------------------
    Name:   Patricia M. Garvey
    Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2001-4

                                                  Distribution Date:  8/15/2003
                                                        Period Type:  Revolving

Section 5.2 - Supplement                                                                                     Total
--------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                               0.00                                              0.00

(ii)    Monthly Distribution allocable to :
        Class A Note Interest Requirement                     890,553.53
        Class B Note Interest Requirement                      89,625.82
        Net Class C Note Interest Requirement                 148,296.24                                      1,128,475.60

(iii)   Collections of Principal Receivables                                                                164,611,026.64

(iv)    Collections of Finance Charge Receivables                                                            12,837,722.16

(v)     Aggregate Amount of Principal Receivables                                                        32,894,670,104.18

                         Investor Interest                                                                1,000,000,000.00
                         Adjusted Interest                                                                1,000,000,000.00


        Floating Investor Percentage                                                                                 3.04%
        Fixed Investor Percentage                                                                                    3.04%

(vi)    Receivables Delinquent (As % of Total Receivables)
                Current                                                                                             95.68%
                30 to 59 days                                                                                        1.35%
                60 to 89 days                                                                                        1.00%
                90 or more days                                                                                      1.97%
                                                                                                       -------------------
                                           Total Receivables                                                       100.00%

(vii)   Investor Default Amount                                                                               5,248,386.44

(viii)  Investor Charge-Offs                                                                                          0.00

(ix)    Reimbursed Investor Charge-Offs                                                                               0.00

(x)     Net Servicing Fee                                                                                       833,333.33

(xi)    Portfolio Yield (Net of Defaulted Receivables) *                                                             8.82%

(xii)   Reallocated Monthly Principal                                                                                 0.00

(xiii)  Accumulation Shortfall                                                                                        0.00

(xiv)   Principal Funding Investment Proceeds                                                                         0.00

(xv)    Principal Funding Investment Shortfall                                                                        0.00

(xvi)   Available Investor Finance Charge Collections                                                        12,004,388.82

(xxii)  Note Rate                         Class A              5.50000%
                                          Class B              1.48688%
                                          Class C              2.00688%


--------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

    By:
            ----------------------------------------
    Name:   Patricia M. Garvey
    Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2001-5

                                                  Distribution Date:  8/15/2003
                                                        Period Type:  Revolving

Section 5.2 - Supplement                                                                                      Total
---------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                               0.00                                               0.00

(ii)    Monthly Interest Distributed
        Class A Note Interest Requirement                   1,309,464.80
        Class B Note Interest Requirement                     140,767.90
        Net Class C Note Interest Requirement                 234,069.30                                       1,684,302.00

(iii)   Collections of Principal Receivables                                                                 246,916,539.95

(iv)    Collections of Finance Charge Receivables                                                             19,256,583.23

(v)     Aggregate Amount of Principal Receivables                                                         32,894,670,104.18

                         Investor Interest                                                                 1,500,000,000.00
                         Adjusted Interest                                                                 1,500,000,000.00


        Floating Investor Percentage                                                                                  4.56%
        Fixed Investor Percentage                                                                                     4.56%

(vi)    Receivables Delinquent (As % of Total Receivables)
                Current                                                                                              95.68%
                30 to 59 days                                                                                         1.35%
                60 to 89 days                                                                                         1.00%
                90 or more days                                                                                       1.97%
                                                                                                        -------------------
                                           Total Receivables                                                        100.00%

(vii)   Investor Default Amount                                                                                7,872,579.65

(viii)  Investor Charge-Offs                                                                                           0.00

(ix)    Reimbursed Investor Charge-Offs                                                                                0.00

(x)     Net Servicing Fee                                                                                      1,250,000.00

(xi)    Portfolio Yield (Net of Defaulted Receivables) *                                                              8.82%

(xii)   Reallocated Monthly Principal                                                                                  0.00

(xiii)  Accumulation Shortfall                                                                                         0.00

(xiv)   Principal Funding Investment Proceeds                                                                          0.00

(xv)    Principal Funding Investment Shortfall                                                                         0.00

(xvi)   Available Investor Finance Charge Collections                                                         18,006,583.23

(xxii)  Note Rate                         Class A              1.20688%
                                          Class B              1.55688%
                                          Class C              2.10688%



---------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

    By:
            ----------------------------------------
    Name:   Patricia M. Garvey
    Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2001-6

                                                  Distribution Date:  8/15/2003
                                                        Period Type:  Revolving

Section 5.2 - Supplement                                                                                      Total
---------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                               0.00                                               0.00

(ii)    Monthly Interest Distributed
        Class A Note Interest Requirement                   1,073,611.84
        Class B Note Interest Requirement                     114,784.32
        Net Class C Note Interest Requirement                 196,555.45                                       1,384,951.61

(iii)   Collections of Principal Receivables                                                                 197,533,231.96

(iv)    Collections of Finance Charge Receivables                                                             15,405,266.59

(v)     Aggregate Amount of Principal Receivables                                                         32,894,670,104.18

                         Investor Interest                                                                 1,200,000,000.00
                         Adjusted Interest                                                                 1,200,000,000.00


        Floating Investor Percentage                                                                                  3.65%
        Fixed Investor Percentage                                                                                     3.65%

(vi)    Receivables Delinquent (As % of Total Receivables)
                Current                                                                                              95.68%
                30 to 59 days                                                                                         1.35%
                60 to 89 days                                                                                         1.00%
                90 or more days                                                                                       1.97%
                                                                                                        -------------------
                                           Total Receivables                                                        100.00%

(vii)   Investor Default Amount                                                                                6,298,063.72

(viii)  Investor Charge-Offs                                                                                           0.00

(ix)    Reimbursed Investor Charge-Offs                                                                                0.00

(x)     Net Servicing Fee                                                                                      1,000,000.00

(xi)    Portfolio Yield (Net of Defaulted Receivables) *                                                              8.82%

(xii)   Reallocated Monthly Principal                                                                                  0.00

(xiii)  Accumulation Shortfall                                                                                         0.00

(xiv)   Principal Funding Investment Proceeds                                                                          0.00

(xv)    Principal Funding Investment Shortfall                                                                         0.00

(xvi)   Available Investor Finance Charge Collections                                                         14,405,266.59

(xxii)  Note Rate                         Class A              1.23688%
                                          Class B              1.58688%
                                          Class C              2.20688%


---------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

    By:
            ----------------------------------------
    Name:   Patricia M. Garvey
    Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2002-1

                                                  Distribution Date:  8/15/2003
                                                        Period Type:  Revolving

Section 5.2 - Supplement                                                                                      Total
---------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                               0.00                                               0.00

(ii)    Monthly Interest Distributed
        Class A Note Interest Requirement                     872,976.53
        Class B Note Interest Requirement                      90,228.60
        Net Class C Note Interest Requirement                 154,496.24                                       1,117,701.37

(iii)   Collections of Principal Receivables                                                                 164,611,026.64

(iv)    Collections of Finance Charge Receivables                                                             12,837,722.16

(v)     Aggregate Amount of Principal Receivables                                                         32,894,670,104.18

                         Investor Interest                                                                 1,000,000,000.00
                         Adjusted Interest                                                                 1,000,000,000.00


        Floating Investor Percentage                                                                                  3.04%
        Fixed Investor Percentage                                                                                     3.04%

(vi)    Receivables Delinquent (As % of Total Receivables)
                Current                                                                                              95.68%
                30 to 59 days                                                                                         1.35%
                60 to 89 days                                                                                         1.00%
                90 or more days                                                                                       1.97%
                                                                                                        -------------------
                                           Total Receivables                                                        100.00%

(vii)   Investor Default Amount                                                                                5,248,386.44

(viii)  Investor Charge-Offs                                                                                           0.00

(ix)    Reimbursed Investor Charge-Offs                                                                                0.00

(x)     Net Servicing Fee                                                                                        833,333.33

(xi)    Portfolio Yield (Net of Defaulted Receivables) *                                                              8.82%

(xii)   Reallocated Monthly Principal                                                                                  0.00

(xiii)  Accumulation Shortfall                                                                                         0.00

(xiv)   Principal Funding Investment Proceeds                                                                          0.00

(xv)    Principal Funding Investment Shortfall                                                                         0.00

(xvi)   Available Investor Finance Charge Collections                                                         12,004,388.82

(xxii)  Note Rate                         Class A              1.20688%
                                          Class B              1.49688%
                                          Class C              2.08688%


---------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

    By:
            ----------------------------------------
    Name:   Patricia M. Garvey
    Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2002-2

                                                  Distribution Date:  8/15/2003
                                                        Period Type:  Revolving

Section 5.2 - Supplement                                                                                      Total
---------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                               0.00                                               0.00

(ii)    Monthly Interest Distributed
        Class A Note Interest Requirement                   1,171,533.81
        Class B Note Interest Requirement                     121,256.71
        Net Class C Note Interest Requirement                 207,614.70                                       1,500,405.22

(iii)   Collections of Principal Receivables                                                                 230,455,437.29

(iv)    Collections of Finance Charge Receivables                                                             17,972,811.02

(v)     Aggregate Amount of Principal Receivables                                                         32,894,670,104.18

                         Investor Interest                                                                 1,400,000,000.00
                         Adjusted Interest                                                                 1,400,000,000.00


        Floating Investor Percentage                                                                                  4.26%
        Fixed Investor Percentage                                                                                     4.26%

(vi)    Receivables Delinquent (As % of Total Receivables)
                Current                                                                                              95.68%
                30 to 59 days                                                                                         1.35%
                60 to 89 days                                                                                         1.00%
                90 or more days                                                                                       1.97%
                                                                                                        -------------------
                                          Total Receivables                                                         100.00%

(vii)   Investor Default Amount                                                                                7,347,741.01

(viii)  Investor Charge-Offs                                                                                           0.00

(ix)    Reimbursed Investor Charge-Offs                                                                                0.00

(x)     Net Servicing Fee                                                                                      1,166,666.67

(xi)    Portfolio Yield (Net of Defaulted Receivables) *                                                              8.82%

(xii)   Reallocated Monthly Principal                                                                                  0.00

(xiii)  Accumulation Shortfall                                                                                         0.00

(xiv)   Principal Funding Investment Proceed                                                                           0.00

(xv)    Principal Funding Investment Shortfall                                                                         0.00

(xvi)   Available Investor Finance Charge Collections                                                         16,806,144.35

(xxii)  Note Rate                         Class A              1.15688%
                                          Class B              1.43688%
                                          Class C              2.00688%


---------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

    By:
            ----------------------------------------
    Name:   Patricia M. Garvey
    Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2002-3

                                                  Distribution Date:  8/15/2003
                                                        Period Type:  Revolving

Section 5.2 - Supplement                                                                                      Total
---------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                               0.00                                               0.00

(ii)    Monthly Interest Distributed
        Class A Note Interest Requirement                   1,385,414.80
        Class B Note Interest Requirement                     140,767.90
        Net Class C Note Interest Requirement                 237,556.80                                       1,763,739.50

(iii)   Collections of Principal Receivables                                                                 246,916,539.95

(iv)    Collections of Finance Charge Receivables                                                             19,256,583.23

(v)     Aggregate Amount of Principal Receivables                                                         32,894,670,104.18

                         Investor Interest                                                                 1,500,000,000.00
                         Adjusted Interest                                                                 1,500,000,000.00


        Floating Investor Percentage                                                                                  4.56%
        Fixed Investor Percentage                                                                                     4.56%

(vi)    Receivables Delinquent (As % of Total Receivables)
                Current                                                                                              95.68%
                30 to 59 days                                                                                         1.35%
                60 to 89 days                                                                                         1.00%
                90 or more days                                                                                       1.97%
                                                                                                        -------------------
                                           Total Receivables                                                        100.00%

(vii)   Investor Default Amount                                                                                7,872,579.65

(viii)  Investor Charge-Offs                                                                                           0.00

(ix)    Reimbursed Investor Charge-Offs                                                                                0.00

(x)     Net Servicing Fee                                                                                      1,250,000.00

(xi)    Portfolio Yield (Net of Defaulted Receivables) *                                                              8.82%

(xii)   Reallocated Monthly Principal                                                                                  0.00

(xiii)  Accumulation Shortfall                                                                                         0.00

(xiv)   Principal Funding Investment Proceeds                                                                          0.00

(xv)    Principal Funding Investment Shortfall                                                                         0.00

(xvi)   Available Investor Finance Charge Collections                                                         18,006,583.23

(xxii)  Note Rate                         Class A              1.27688%
                                          Class B              1.55688%
                                          Class C              2.13688%


---------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

    By:
            ----------------------------------------
    Name:   Patricia M. Garvey
    Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2002-4

                                                  Distribution Date:  8/15/2003
                                                        Period Type:  Revolving

Section 5.2 - Supplement                                                                                      Total
---------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                               0.00                                               0.00

(ii)    Monthly Interest Distributed
        Class A Note Interest Requirement                   1,255,214.80
        Class B Note Interest Requirement                     128,109.57
        Net Class C Note Interest Requirement                 215,469.30                                       1,598,793.67

(iii)   Collections of Principal Receivables                                                                 246,916,539.95

(iv)    Collections of Finance Charge Receivables                                                             19,256,583.23

(v)     Aggregate Amount of Principal Receivables                                                         32,894,670,104.18

                         Investor Interest                                                                 1,500,000,000.00
                         Adjusted Interest                                                                 1,500,000,000.00


        Floating Investor Percentage                                                                                  4.56%
        Fixed Investor Percentage                                                                                     4.56%

(vi)    Receivables Delinquent (As % of Total Receivables)
                Current                                                                                              95.68%
                30 to 59 days                                                                                         1.35%
                60 to 89 days                                                                                         1.00%
                90 or more days                                                                                       1.97%
                                                                                                        -------------------
                                           Total Receivables                                                        100.00%

(vii)   Investor Default Amount                                                                                7,872,579.65

(viii)  Investor Charge-Offs                                                                                           0.00

(ix)    Reimbursed Investor Charge-Offs                                                                                0.00

(x)     Net Servicing Fee                                                                                      1,250,000.00

(xi)    Portfolio Yield (Net of Defaulted Receivables) *                                                              8.82%

(xii)   Reallocated Monthly Principal                                                                                  0.00

(xiii)  Accumulation Shortfall                                                                                         0.00

(xiv)   Principal Funding Investment Proceeds                                                                          0.00

(xv)    Principal Funding Investment Shortfall                                                                         0.00

(xvi)   Available Investor Finance Charge Collections                                                         18,006,583.23

(xxii)  Note Rate                         Class A              1.15688%
                                          Class B              1.41688%
                                          Class C              1.94688%


-----------------------------------------------------------------------------------------------------------------------------


* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

    By:
            ----------------------------------------
    Name:   Patricia M. Garvey
    Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2002-5

                                                  Distribution Date:  8/15/2003
                                                        Period Type:  Revolving

Section 5.2 - Supplement                                                                                      Total
---------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                               0.00                                               0.00

(ii)    Monthly Interest Distributed
        Class A Note Interest Requirement                     872,976.53
        Class B Note Interest Requirement                      88,420.27
        Net Class C Note Interest Requirement                 152,171.24                                       1,113,568.04

(iii)   Collections of Principal Receivables                                                                 164,611,026.64

(iv)    Collections of Finance Charge Receivables                                                             12,837,722.16

(v)     Aggregate Amount of Principal Receivables                                                         32,894,670,104.18

                         Investor Interest                                                                 1,000,000,000.00
                         Adjusted Interest                                                                 1,000,000,000.00


        Floating Investor Percentage                                                                                  3.04%
        Fixed Investor Percentage                                                                                     3.04%

(vi)    Receivables Delinquent (As % of Total Receivables)
                Current                                                                                              95.68%
                30 to 59 days                                                                                         1.35%
                60 to 89 days                                                                                         1.00%
                90 or more days                                                                                       1.97%
                                                                                                        -------------------
                                           Total Receivables                                                        100.00%

(vii)   Investor Default Amount                                                                                5,248,386.44

(viii)  Investor Charge-Offs                                                                                           0.00

(ix)    Reimbursed Investor Charge-Offs                                                                                0.00

(x)     Net Servicing Fee                                                                                        833,333.33

(xi)    Portfolio Yield (Net of Defaulted Receivables) *                                                              8.82%

(xii)   Reallocated Monthly Principal                                                                                  0.00

(xiii)  Accumulation Shortfall                                                                                         0.00

(xiv)   Principal Funding Investment Proceeds                                                                          0.00

(xv)    Principal Funding Investment Shortfall                                                                         0.00

(xvi)   Available Investor Finance Charge Collections                                                         12,004,388.82

(xxii)  Note Rate                         Class A              1.20688%
                                          Class B              1.46688%
                                          Class C              2.05688%



---------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

    By:
            ----------------------------------------
    Name:   Patricia M. Garvey
    Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2002-6

                                                  Distribution Date:  8/15/2003
                                                        Period Type:  Revolving

Section 5.2 - Supplement                                                                                      Total
---------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                               0.00                                               0.00

(ii)    Monthly Interest Distributed
        Class A Note Interest Requirement                     928,447.52
        Class B Note Interest Requirement                      96,599.24
        Net Class C Note Interest Requirement                 175,913.32                                       1,200,960.08

(iii)   Collections of Principal Receivables                                                                 181,072,129.30

(iv)    Collections of Finance Charge Receivables                                                             14,121,494.37

(v)     Aggregate Amount of Principal Receivables                                                         32,894,670,104.18

                         Investor Interest                                                                 1,100,000,000.00
                         Adjusted Interest                                                                 1,100,000,000.00


        Floating Investor Percentage                                                                                  3.34%
        Fixed Investor Percentage                                                                                     3.34%

(vi)    Receivables Delinquent (As % of Total Receivables)
                Current                                                                                              95.68%
                30 to 59 days                                                                                         1.35%
                60 to 89 days                                                                                         1.00%
                90 or more days                                                                                       1.97%
                                                                                                        -------------------
                                           Total Receivables                                                        100.00%

(vii)   Investor Default Amount                                                                                5,773,225.08

(viii)  Investor Charge-Offs                                                                                           0.00

(ix)    Reimbursed Investor Charge-Offs                                                                                0.00

(x)     Net Servicing Fee                                                                                        916,666.67

(xi)    Portfolio Yield (Net of Defaulted Receivables) *                                                              8.82%

(xii)   Reallocated Monthly Principal                                                                                  0.00

(xiii)  Accumulation Shortfall                                                                                         0.00

(xiv)   Principal Funding Investment Proceeds                                                                          0.00

(xv)    Principal Funding Investment Shortfall                                                                         0.00

(xvi)   Available Investor Finance Charge Collections                                                         13,204,827.70

(xxii)  Note Rate                         Class A              1.16688%
                                          Class B              1.45688%
                                          Class C              2.15688%


---------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

    By:
            ----------------------------------------
    Name:   Patricia M. Garvey
    Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2002-7

                                                  Distribution Date:  8/15/2003
                                                        Period Type:  Revolving

Section 5.2 - Supplement                                                                                      Total
---------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                               0.00                                               0.00

(ii)    Monthly Interest Distributed
        Class A Note Interest Requirement                     665,582.40
        Class B Note Interest Requirement                      69,479.78
        Net Class C Note Interest Requirement                 131,565.92                                         866,628.10

(iii)   Collections of Principal Receivables                                                                 123,458,269.98

(iv)    Collections of Finance Charge Receivables                                                              9,628,291.62

(v)     Aggregate Amount of Principal Receivables                                                         32,894,670,104.18

                         Investor Interest                                                                   750,000,000.00
                         Adjusted Interest                                                                   750,000,000.00


        Floating Investor Percentage                                                                                  2.28%
        Fixed Investor Percentage                                                                                     2.28%

(vi)    Receivables Delinquent (As % of Total Receivables)
                Current                                                                                              95.68%
                30 to 59 days                                                                                         1.35%
                60 to 89 days                                                                                         1.00%
                90 or more days                                                                                       1.97%
                                                                                                        -------------------
                                           Total Receivables                                                        100.00%

(vii)   Investor Default Amount                                                                                3,936,289.83

(viii)  Investor Charge-Offs                                                                                           0.00

(ix)    Reimbursed Investor Charge-Offs                                                                                0.00

(x)     Net Servicing Fee                                                                                        625,000.00

(xi)    Portfolio Yield (Net of Defaulted Receivables) *                                                              8.82%

(xii)   Reallocated Monthly Principal                                                                                  0.00

(xiii)  Accumulation Shortfall                                                                                         0.00

(xiv)   Principal Funding Investment Proceeds                                                                          0.00

(xv)    Principal Funding Investment Shortfall                                                                         0.00

(xvi)   Available Investor Finance Charge Collections                                                          9,003,291.62

(xxii)  Note Rate                         Class A              1.22688%
                                          Class B              1.53688%
                                          Class C              2.35688%


---------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

    By:
            ----------------------------------------
    Name:   Patricia M. Garvey
    Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2002-8

                                                  Distribution Date:  8/15/2003
                                                        Period Type:  Revolving

Section 5.2 - Supplement                                                                                      Total
---------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                               0.00                                               0.00

(ii)    Monthly Interest Distributed
        Class A Note Interest Requirement                     928,447.52
        Class B Note Interest Requirement                      97,925.35
        Net Class C Note Interest Requirement                 180,175.82                                       1,206,548.69

(iii)   Collections of Principal Receivables                                                                 181,072,129.30

(iv)    Collections of Finance Charge Receivables                                                             14,121,494.37

(v)     Aggregate Amount of Principal Receivables                                                         32,894,670,104.18

                         Investor Interest                                                                 1,100,000,000.00
                         Adjusted Interest                                                                 1,100,000,000.00


        Floating Investor Percentage                                                                                  3.34%
        Fixed Investor Percentage                                                                                     3.34%

(vi)    Receivables Delinquent (As % of Total Receivables)
                Current                                                                                              95.68%
                30 to 59 days                                                                                         1.35%
                60 to 89 days                                                                                         1.00%
                90 or more days                                                                                       1.97%
                                                                                                        -------------------
                                           Total Receivables                                                        100.00%

(vii)   Investor Default Amount                                                                                5,773,225.08

(viii)  Investor Charge-Offs                                                                                           0.00

(ix)    Reimbursed Investor Charge-Offs                                                                                0.00

(x)     Net Servicing Fee                                                                                        916,666.67

(xi)    Portfolio Yield (Net of Defaulted Receivables) *                                                              8.82%

(xii)   Reallocated Monthly Principal                                                                                  0.00

(xiii)  Accumulation Shortfall                                                                                         0.00

(xiv)   Principal Funding Investment Proceeds                                                                          0.00

(xv)    Principal Funding Investment Shortfall                                                                         0.00

(xvi)   Available Investor Finance Charge Collections                                                         13,204,827.70

(xxii)  Note Rate                         Class A              1.16688%
                                          Class B              1.47688%
                                          Class C              2.20688%


---------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

    By:
            ----------------------------------------
    Name:   Patricia M. Garvey
    Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2003-1

                                                  Distribution Date:  8/15/2003
                                                        Period Type:  Revolving

Section 5.2 - Supplement                                                                                      Total
---------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                               0.00                                               0.00

(ii)    Monthly Interest Distributed
        Class A Note Interest Requirement                   1,255,214.80
        Class B Note Interest Requirement                     133,534.57
        Net Class C Note Interest Requirement                 245,694.30                                       1,634,443.67

(iii)   Collections of Principal Receivables                                                                 246,916,539.95

(iv)    Collections of Finance Charge Receivables                                                             19,256,583.23

(v)     Aggregate Amount of Principal Receivables                                                         32,894,670,104.18

                         Investor Interest                                                                 1,500,000,000.00
                         Adjusted Interest                                                                 1,500,000,000.00


        Floating Investor Percentage                                                                                  4.56%
        Fixed Investor Percentage                                                                                     4.56%

(vi)    Receivables Delinquent (As % of Total Receivables)
                Current                                                                                              95.68%
                30 to 59 days                                                                                         1.35%
                60 to 89 days                                                                                         1.00%
                90 or more days                                                                                       1.97%
                                                                                                        -------------------
                                           Total Receivables                                                        100.00%

(vii)   Investor Default Amount                                                                                7,872,579.65

(viii)  Investor Charge-Offs                                                                                           0.00

(ix)    Reimbursed Investor Charge-Offs                                                                                0.00

(x)     Net Servicing Fee                                                                                      1,250,000.00

(xi)    Portfolio Yield (Net of Defaulted Receivables) *                                                              8.82%

(xii)   Reallocated Monthly Principal                                                                                  0.00

(xiii)  Accumulation Shortfall                                                                                         0.00

(xiv)   Principal Funding Investment Proceeds                                                                          0.00

(xv)    Principal Funding Investment Shortfall                                                                         0.00

(xvi)   Available Investor Finance Charge Collections                                                         18,006,583.23

(xxii)  Note Rate                         Class A              1.15688%
                                          Class B              1.47688%
                                          Class C              2.20688%


---------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

    By:
            ----------------------------------------
    Name:   Patricia M. Garvey
    Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2003-2

                                                  Distribution Date:  8/15/2003
                                                        Period Type:  Revolving

Section 5.2 - Supplement                                                                                          Total
-------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                 0.00                                                 0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                     1,179,481.22
       Class B Note Interest Requirement                       117,675.44
       Net Class C Note Interest Requirement                   240,256.94                                         1,537,413.59

(iii)  Collections of Principal Receivables                                                                     220,578,775.69

(iv)   Collections of Finance Charge Receivables                                                                 17,202,547.69

(v)    Aggregate Amount of Principal Receivables                                                             32,894,670,104.18

                         Investor Interest                                                                    1,340,000,000.00
                         Adjusted Interest                                                                    1,340,000,000.00


       Floating Investor Percentage                                                                                      4.07%
       Fixed Investor Percentage                                                                                         4.07%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                  95.68%
               30 to 59 days                                                                                             1.35%
               60 to 89 days                                                                                             1.00%
               90 or more days                                                                                           1.97%
                                                                                                          --------------------
                                           Total Receivables                                                           100.00%

(vii)  Investor Default Amount                                                                                    7,032,837.82

(viii) Investor Charge-Offs                                                                                               0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                    0.00

(x)    Net Servicing Fee                                                                                          1,116,666.67

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                                  8.82%

(xii)  Reallocated Monthly Principal                                                                                      0.00

(xiii) Accumulation Shortfall                                                                                             0.00

(xiv)  Principal Funding Investment Proceeds                                                                              0.00

(xv)   Principal Funding Investment Shortfall                                                                             0.00

(xvi)  Available Investor Finance Charge Collections                                                             16,085,881.02

(xxii) Note Rate                           Class A               1.21688%
                                           Class B               1.45688%
                                           Class C               2.40688%


-------------------------------------------------------------------------------------------------------------------------------


* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

    By:
            -----------------------------------------
    Name:   Patricia M. Garvey
    Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2003-3

                                                  Distribution Date:  8/15/2003
                                                        Period Type:  Revolving

Section 5.2 - Supplement                                                                                            Total
---------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                  0.00                                                  0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                      1,930,153.52
       Class B Note Interest Requirement                        194,761.13
       Net Class C Note Interest Requirement                    365,448.17                                          2,490,362.82

(iii)  Collections of Principal Receivables              allocated June 25 - July 31                              279,978,320.00

(iv)   Collections of Finance Charge Receivables         allocated June 25 - July 31                               22,119,475.02

(v)    Aggregate Amount of Principal Receivables         as of June 24, 2003                                   32,955,650,943.85
                                                         as of June 30, 2003                                   32,894,670,104.18
                          Investor Interest                                                                                 0.00
                          Adjusted Interest                                                                                 0.00

       Floating Investor Percentage                      June 25 - 30                                                      4.32%
       Floating Investor Percentage                                                                                        4.33%
       Fixed Investor Percentage                                                                                           4.32%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                    95.68%
               30 to 59 days                                                                                               1.35%
               60 to 89 days                                                                                               1.00%
               90 or more days                                                                                             1.97%
                                                                                                             -------------------
                                            Total Receivables                                                            100.00%

(vii)  Investor Default Amount                                                                                      9,026,402.97

(viii) Investor Charge-Offs                                                                                                 0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                      0.00

(x)    Net Servicing Fee                                                                                            1,464,583.33

(xi)   Portfolio Yield (Net of Defaulted Receivables) *  substitute Series 2003-2 Portfolio Yield                          8.82%

(xii)  Reallocated Monthly Principal                                                                                        0.00

(xiii) Accumulation Shortfall                                                                                               0.00

(xiv)  Principal Funding Investment Proceeds                                                                                0.00

(xv)   Principal Funding Investment Shortfall                                                                               0.00

(xvi)  Available Investor Finance Charge Collections                                                               20,654,891.68

(xxii) Note Rate                            Class A               1.13823%
                                            Class B               1.37823%
                                            Class C               2.10823%


---------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

    By:
            ------------------------------------------
    Name:   Patricia M. Garvey
    Title:  Vice President